EXHIBIT 99.161

[CAISO LOGO]

DOCUMENTATION

AUTHOR: Kim Testa 01/20/98 10:38 AM

CATEGORY: Presentations
SUB CATEGORY 1:
SUB CATEGORY 2:
SUB CATEGORY 3:
SUBJECT: Energy Group

BODY: ATTACHMENTS:	Energy Group Pitch Energy Market Opportunities Energy Group Pitch

Energy Markets are Facing Major Change Traditional Utilities New Entrants "ENERGY" RETAIL Commodity Markets - One Product for All Decreasing Revenues Costs Reduction Asset Utilization Service Improvements Value Added - Customer Choice Market Growth Customer Acquistion Product & Svc. Creation Service Ethos New Entities Power "Pools" Independent Service Operators Market Mechanism

Change Creates Opportunities for PSC Cash Rich / Conservative Future Rich/Entrepreneurial "ENERGY" RETAIL Managing Change: People, Processes & Technology Asset Appreciation - Venture Technologies Automation/Business Solutions Outsourcing: Technological & Functional Managing Growth: Filling the Gaps Information Advantage: Infrastructure & Knowledge Product & Services Dvlpmnt Customer Services Mngmnt New Entities Power "Pools" Independent Service Operators Build & Operate

Distribution Wholesale/Trad ing Transmission 1) Utilities Municipalities IOU 2) IPP Today Future - 10 Years or Less Retail/ Wholesale Trading Energy Services Coastal Electric Clearing House ARCO / Exxon Physical Bankers Trust Citizens Lehman Morgan Stanley Financial Duke/Louis Dreyfus Enron Electric Clearing House Bundled Wholesale/Trading $300B Financial Paper: $1 Trillion Number of Players: 220+ Focus on Meter Predominately integrated monopolies Standard investment Deregulating - 51 different agendas Retail Access Unknown Timing Structure Retail/Wholesale $400-500B Financial Paper: $2 - 4 Trillion Number of Players: 5 - 6 Customer Driven A. Optimization of energy use B. Asset Management C. Risk Management Strategic Alliances Brand name recognition Up to, and beyond the meter Full competition/ convergence Generation Energy Industry Overview

NewCo Size Sales $xxxM Net Income $xxxxM Total Assets $xxxxxM Reputation YYYYYYYYYYYYYY Vision Forward Thinking ZZZZZZZZZ Partnership Profile Why NewCo? AcknowledgedXXXXXXXXXX Synergy betweenKKKKKKKKKK Pull through NewCo Other engagements Culture Need

Value Proposition Generation Supply Chain Mgmt. Wholesale Retail Energy Services Creative Partnership Design Anchor Risk Reward Consultancy: Market Function Strategy Position Functional: Technology: Market Assessment/ Segmentation White Space BPR/A&D Data Mining/ Data Warehousing Product Service Develop Doblin Group Internet Services Go to Market Strategy Retail Operations Doblin Group CRM Pattern Recognition Call Centers Applications/ OO Merger Integration Intranet/ Internet

Thought
Partnership
Procurement
Scale
Risk
Management
Risk
Management
Back/Front
Office
Customer
Support
Product
Service
Design
Market
Integration
Redefinition
■ Applications
■ OO
■ Integration
■Real Time Data
Acquisition &
Control
■ DataAccumulator
■Call Fault
Logging
■ Billing Engine
■ Mailing Processor
■ Credit Vetting
■ Imaging Workflow
■ Scheduling
■ Utility Call
Centers
■ Scheduling
■ Customer
Enrollment
Mangement
System
■ Data
Mining &
Segmentation
■ Pattern
Recognition
■ Internet
■Utility
Call Center
Technology:

perotsystems

Tactical Plan Date 1 Date 2 Date 3 Date 4 Date 6 Briefing Internal Review Meet NewCo and Agree Component/Design of MOU Internal Review Date 5 Service Design Assemble Team Brief Others

Strategy Overall Plan Basic Principles Own the customer/meter interface Competative Positioning Products and Services Optimise Electricity Network Proposal - must satisfy all.

The Opportunity

89676 Meter Interface Temp 28 degrees PLC Customer Interface Supply Line to Sub Station Appliance Water Heater Relay PLC Logic Appliance Storage Heater Relay PLC Logic Premise Wiring Appliance Others Relay Logic PLC Customer Information Interface

Company Network Corporate Processing SCADA CONI Fault Detection System Information Collection Customer Care Energy Sale and Purchasing Company Network Company Network

Electric Operations Network Electric Operations Network Radio Network POTS REMNet [Frame Relay] DCM WENet [Frame Relay] Aggregators (250) Max 134kpbs to PX LDC (3) Max 384kbps to PX Customer Center Customer Center Billing & Settlements Electric Operations Network ISO ISO Electric Operations Network Proc Proc Proc Proc Proc Intranet IaSP [ATM] Generators (3000) Max 1.9Mbps toPX Max 1.9Mbps to ISO 64k 64k 64k 128K DAC (1000) Max 1.1Mbps to ISO 64k 1.5 Mbps Max load 5.5Mbps Continuous 300kbps to ISO Continuous 1.5Mbps to ISO Continuous 1.5Mbps to ISO Continuous 300kbps to ISO Network Overview

Commercial Buildings Utility Hospitals & Medical Complexes Schools & Universities Power Purchases/ Generation Central Monitoring Agency Revenues: 1. Savings from reduced energy bill 2. Additional services to customers Lower Utility Bill Control Demand Other Services Service Fees Credibility & Capital Revenue Load Control Stable Power Contracts Fixed Energy Amounts Lower Utility Bill Control Demand Lower Utility Bill Control Demand E M C C

System Components Go-to-market Strategies Strategy Needs and Analysis Database Services Process Engineering Training Call Flow Design Segmentation Site Selection Measurement & Analysis Other Prioritization Site Design Quality Process and Methodology Internet Services Data Services Technology PBX Services Database Services Data Network Services Forecasting System & Scheduler Voice Network Services Account Management Software Other Predictive Dialers Reports & Measurements ACD Terminals/PC IVR LAN Management Employee Resource Recruiting Multi-lingual Other Development Quality Monitoring Training Measurements

Current Customized Solutions Concentrate on Power: Combined Customer Care Service .. . . . . Non-Regulated (Retail) Environment . . . . . . . . . . Regulated Environment . . . . . Very Large Customers Energy Management Control Center (EMCC) Other Customers Supplier/ Aggregator Energy Services Company (ESCO) Industry Care Service Distribution Service Company (DISCO) Customers Network Distribution Operations Reliability Reduced Costs Easy to do Business Flexible Pricing Branding Service Excellence Price Performance New Product/Services Tele Marketing Benefits to "Customer" Benefits to "PSC's Customer" Service Excellence Proactive Communication Appointment Schedule Work Management Asset Management Materials Management Trending Analysis Tele-Utility Infrastructure

Comms (wans, phone, wireless) Radio Network Phone Proc Proc Proc Proc Proc Corporate WAN's Central Processing Center Data Collection Center

Storage Gathering Processing Plant Storage Delivery Pipeline Distributor Distributor Data Center Financial Data Base NYMEX